Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of eFleets Corporation (the “Company”) on Form 10-K for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James R. Emmons, Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2014	By:	/s/ James R. Emmons
James R. Emmons
Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer)

signed original of this written statement required by Section 906 has been provided to the eFleets Corporation and will be retained by eFleets Corporation and furnished to the Securities and Exchange Commission or its staff upon request.